                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 12, 1999
                                                 -------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                      0-15538                 36-3364279
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


Two North Riverside Plaza, Suite 700, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                     This document consists of 101 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS

First Capital Prentice Avenue Associates, a joint venture in which First Capital Income Properties, Ltd. - Series XI (the "Registrant") owns a 50% interest, sold the real property commonly known as Prentice Plaza (the "Property"), located in Englewood, Colorado to Gateway Canyon, Inc., a California corporation (the "Purchaser").

The closing of this transaction occurred on July 12, 1999. The Property was sold for a cash price of $22,100,000 to an unrelated party pursuant to arm's-length negotiations. Sales Proceeds received by the Registrant approximated $6,175,000, which was net of estimated closing expenses and repayment of the outstanding mortgage indebtedness encumbering the Property. For the quarter ending September 30, 1999, the Registrant will record a net gain for financial reporting purposes of approximately $4,600,000 from this transaction. The Partnership is currently evaluating its cash needs and has added the Sale Proceeds to working capital reserves. In its Form 10-Q of the quarter ended June 30, 1999, the Partnership will provide further information regarding the disposition of Sale Proceeds.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-----------------------------------------------------

         (page 5) Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Closing statement and supporting statements, dated July 12, 1999, between Seller and Purchaser.

         2.2 (page 19) Real Estate Sale Agreement executed in March, 1999, between First Capital Prentice Avenue Associates, an Illinois joint venture ("Seller") and Purchaser, as assignee.

         2.3 (page 82) First amendment to real estate sale agreement executed in March 1999, between Purchaser and Seller.

         2.4 (page 84) Second amendment to real estate sale agreement executed in April 1999, between Purchaser and Seller.

         2.5 (page 86) Third amendment to real estate sale agreement executed on May 11, 1999, between Purchaser and Seller.

         2.6 (page 89) Fourth amendment to real estate sale agreement executed on June 14, 1999, between Purchaser and Seller.

         2.7 (page 92) Fifth amendment to real estate sale agreement executed on June 18, 1999, between Purchaser and Seller.

         2.8 (page 96) Sixth amendment to real estate sale agreement executed on June 18, 1999, between Purchaser and Seller.

         2.9 (page 99) Seventh amendment to real estate sale agreement executed on July 8, 1999, between Purchaser and Seller.





No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                    By: FIRST CAPITAL FINANCIAL CORPORATION
                        As General Partner

July 27, 1999       By: /s/           NORMAN M. FIELD
-------------           ----------------------------------------
   (Date)                             NORMAN M. FIELD
                          Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of the Property and Burlington Office Center I, II and III ("Burlington") (sold on May 11, 1999) had occurred on March 31, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999 has been presented as if the sales of the Property, Burlington and the Marquette land parcel (as described in the Partnership's Form 10-Q for the quarter ended March 31, 1999) had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sales of the Property, Burlington and the Marquette land parcel had occurred on December 31, 1997. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property, Burlington and the Marquette land parcel have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1997 and 1998 and March 31, 1999, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                    Prentice Plaza   Previous      Pro Forma
                                                        March 31,     Pro Forma     Pro Forma       Balance
                                                          1999       Adjustments   Adjustments       Sheet
                                                      ------------  ------------   ------------   ------------
Investment in commercial rental properties:
  Land                                                $  6,019,100  $ (1,139,600)  $ (3,000,000)  $  1,879,500
  Buildings and improvements                            42,819,500    (8,865,500)   (16,624,900)    17,329,100
                                                      ------------  ------------   ------------   ------------
                                                        48,838,600   (10,005,100)   (19,624,900)    19,208,600
Accumulated depreciation and amortization              (17,545,300)    3,791,500      6,060,000     (7,693,800)
                                                      ------------  ------------   ------------   ------------
Total investment properties, net of
  accumulated depreciation and amortization             31,293,300    (6,213,600)   (13,564,900)    11,514,800

Cash and cash equivalents                                3,748,400     5,846,300      1,185,900     10,780,600
Investments in debt securities                             985,400                                     985,400
Rents receivable                                           395,300         6,000       (204,300)       197,000
Other assets (including loan acquisition costs,
net of accumulated amortization of $591,600
and $262,000)                                              197,700       (24,700)      (181,300)        (8,300)
                                                      ------------  ------------   ------------   ------------
                                                      $ 36,620,100  $   (386,000)  $(12,764,600)  $ 23,469,500
                                                      ============  ============   ============   ============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                              $ 25,019,000  $ (4,746,000)  $(17,898,000)  $  2,375,000
  Front-End Fees Loan payable to Affiliate               8,295,200                                   8,295,200
  Accounts payable and accrued expenses                  1,408,200      (265,000)      (161,100)       982,100
  Due to Affiliates                                      2,087,400                                   2,087,400
  Security deposits                                        205,700       (59,900)       (71,800)        74,000
  State income taxes payable                                                           (193,800)      (193,800)
  Other liabilities                                        109,900       (14,500)                       95,400
                                                      ------------  ------------    ------------  ------------
                                                        37,125,400    (5,085,400)   (18,324,700)    13,715,300
                                                      ------------  ------------    ------------  ------------
Partners' capital:
  General Partner (deficit)                               (505,300)    1,150,000        973,900      1,618,600
  Limited Partners (57,621 Units issued and
    outstanding)                                                       3,549,400      4,586,200      8,135,600
                                                      ------------  ------------   ------------   ------------
                                                          (505,300)    4,699,400      5,560,100      9,754,200
                                                      ------------  ------------   ------------   ------------
                                                      $ 36,620,100  $   (386,000)  $(12,764,600)  $ 23,469,500
                                                      ============  ============   ============   ============

The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME PROPERTIES, LTD. -- SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                      Three Months Ended March 31, 1999
                                           -------------------------------------------------------
                                                                                       Pro Forma
                                           Statement of     Current      Previous     Statement of
                                            Income and     Pro Forma     Pro Forma     Income and
                                             Expenses     Adjustments   Adjustments     Expenses
                                           ------------   -----------   -----------   ------------
Income:
    Rental                                  $2,181,500     $(374,600)   $  (804,700)   $1,002,200
    Interest                                    47,300                         (300)       47,000
    Gain on sale of land parcel                291,800                     (291,800)            0
                                            ----------     ---------    -----------    ----------
                                             2,520,600      (374,600)    (1,096,800)    1,049,200
                                            ----------     ---------    -----------    ----------
Expenses:
    Interest
        Affiliates                             144,900                                    144,900
        Nonaffiliates                          487,000       (83,300)      (334,800)       68,900
    Depreciation and amortization              367,800       (77,700)      (162,600)      127,500
    Property operating:
        Affiliates                              37,800       (10,000)        (4,200)       23,600
        Nonaffiliates                          492,300       (51,000)      (116,100)      325,200
    Real estate taxes                          352,000       (68,200)      (184,500)       99,300
    Insurance - Affiliate                       30,500        (1,600)        (3,800)       25,100
    Repairs and maintenance                    298,800       (43,200)      (101,200)      154,400
    General and administrative:
        Affiliates                               6,200                                      6,200
        Nonaffiliates                           33,400                                     33,400
                                            ----------     ---------    -----------    ----------
                                             2,250,700      (335,000)      (907,200)    1,008,500
                                            ----------     ---------    -----------    ----------
Net income                                  $  269,900     $ (39,600)   $  (189,600)   $   40,700
                                            ==========     =========    ===========    ==========
Net income allocated to General Partner     $  269,900     $    (400)   $  (269,100)   $      400
                                            ==========     =========    ===========    ==========
Net income allocated to Limited Partners    $        0     $ (39,200)   $    79,500    $   40,300
                                            ==========     =========    ===========    ==========
Net income allocated to Limited Partners
  per Unit (57,621 Units outstanding)       $     0.00     $   (0.68)   $      1.38    $     0.70
                                            ==========     =========    ===========    ==========

                The accompanying notes are an integral part of
                      the pro forma financial statements

              FIRST CAPITAL INCOME PROPERTIES, LTD. -- SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                         Year Ended December 31, 1998
                                           ---------------------------------------------------------
                                                                                         Pro Forma
                                                                                        Statement of
                                           Statement of     Current       Previous       Income and
                                            Income and    Adjustments    Adjustments      Expenses
                                             Expenses     (Unaudited)    (Unaudited)    (Unaudited)
                                           ------------   -----------    -----------    ------------
Income:
    Rental                                  $8,934,600    $(1,468,700)   $(3,075,400)    $4,390,500
    Interest                                   199,600           (200)        (3,700)       195,700
                                            ----------    -----------    -----------     ----------
                                             9,134,200     (1,468,900)    (3,079,100)     4,586,200
                                            ----------    -----------    -----------     ----------
Expenses:
    Interest
        Affiliates                             640,800                                      640,800
        Nonaffiliates                        2,070,700       (355,100)    (1,468,400)       247,200
    Depreciation and amortization            1,491,300       (326,900)      (627,200)       537,200
    Property operating:
        Affiliates                             166,600        (46,500)       (21,800)        98,300
        Nonaffiliates                        1,992,200       (167,000)      (462,500)     1,362,700
    Real estate taxes                        1,288,000       (233,100)      (448,200)       606,700
    Insurance - Affiliate                      104,200         (6,600)       (10,700)        86,900
    Repairs and maintenance                  1,003,500       (160,500)      (388,300)       454,700
    General and administrative:
        Affiliates                              27,800                                       27,800
        Nonaffiliates                          135,000                                      135,000
                                            ----------    -----------    -----------     ----------
                                             8,920,100     (1,295,700)    (3,427,100)     4,197,300
                                            ----------    -----------    -----------     ----------
Net income                                  $  214,100    $  (173,200)   $   348,000     $  388,900
                                            ==========    ===========    ===========     ==========
Net income allocated to General Partner     $  214,100    $    (1,700)   $  (208,500)    $    3,900
                                            ==========    ===========    ===========     ==========
Net income allocated to Limited Partners    $        0    $  (171,500)   $   556,500     $  385,000
                                            ==========    ===========    ===========     ==========
Net income allocated to Limited Partners
  per Unit (57,621 Units outstanding)       $     0.00    $     (2.98)   $      9.66     $     6.68
                                            ==========    ===========    ===========     ==========

                The accompanying notes are an integral part of
                      the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1999 to reflect the sales of the Registrant's interest in the Property and Burlington.

   b) Cash and cash equivalents has been adjusted to include the Registrants' portion of the net cash received from the purchasers of the Property and Burlington, less amounts utilized to repay the Marquette Mall and Office junior mortgage loan ("Marquette Loan").

   c) mortgage loans payable has been adjusted to reflect the repayment of the mortgage loans encumbering the Property, Burlington and the Marquette Loan as of March 31, 1999.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999:

   (a) the adjustments reflect the elimination of the Registrant's interest in the operations of the Property and Burlington.

   (b) the adjustments reflect the elimination of the Registrant's sale of the Marquette land parcel.

   (c) the adjustments reflect the elimination of interest expense on the Marquette Loan.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1998:

   (a) the adjustments reflect the elimination of the Registrant's interest in the operations of the Property and Burlington.

   (b) the adjustments reflect the elimination of interest expense on the Marquette Loan.